Exhibit 99.2

NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\PASANI S.A. DE C.V.

PRO FORMA BALANCE SHEET

(UNAUDITED)

MARCH 31, 2007

ASSETS
Current assets:

Cash	$48,209
Accounts receivable	2,860,719
Inventory	2,851,171
Prepaid and deposits	644,684

TOTAL CURRENT ASSETS	6,404,783

Property and equipment, net	836,915

Other assets:
Acquisition of distribution rights of Miller Beer (net)	7,893,126
Goodwill	11,936,217

TOTAL ASSETS	$27,071,041

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:

Accounts payable	$2,955,188
Accrued expenses	361,904
Accrued interest	323,152
Other accruals	36,115
Credit cards	170,189
Bank loans	317,152
Loans payable, less un-amortized debt interest	1,224,073
Other loans payable	142,705
Shareholder loans	2,346,785
TOTAL CURRENT LIABILITIES	7,877,263

Long term debt	219,125
TOTAL LIABILITIES	8,096,388

Stockholders’ equity:

Preferred stock, $0.001 par value, 5,000,000 shares authorized no shares issued and outstanding	—
Common stock, $0.001 par value, 195,000,000 shares authorized 52,118,750 and 52,050,000 shares issued and outstanding as of March 31, 2007 and December 31, 2006, respectively	52,119
Additional paid-in capital	16,369,675
Subscribed stock less cost to sell	3,262,545
Accumulated other comprehensive loss	1,535
Deficit accumulated	(711,221)

TOTAL STOCKHOLDERS’ EQUITY	18,974,653

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$27,071,041

The accompanying notes are an integral part of these financial statements.

NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\PASANI S.A. DE C.V.

PRO FORMA STATEMENT OF OPERATIONS

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2007

REVENUES	$6,832,524
COST OF REVENUES	5,374,922

1,457,602
GROSS PROFIT

OPERATING EXPENSES
General and administrative expenses	1,896,952

TOTAL OPERATING EXPENSES	1,896,952

LOSS FROM OPERATIONS	(439,350)

OTHER INCOME AND (EXPENSE)
Interest income	3,041
Interest expense	(556,415)
Provision for income taxes	(28,170)

NET LOSS	$(1,020,894)

The accompanying notes are an integral part of these financial statements.

NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\PASANI S.A. DE C.V.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

MARCH 31, 2007

(UNAUDITED)

NOTE A - COMPANY OVERVIEW AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

COMPANY OVERVIEW

The Company was incorporated under the laws of the State of Nevada, on December 31, 2002 (Date of inception). The Company had minimal operations until it acquired the rights to distribute Miller Beer in Baja California, Mexico from Piancone Group International, Inc. (PGII), issuing 17,500,000 shares of common stock at the par value $0.45 per share ($7,875,000) and paying off $800,000 debt of previous license holder. It started its distribution operations as of July 1, 2006.

In accordance with SFAS #7, the Company was considered a development stage company until it started operations on July 1, 2006.

The Company incorporated Best Beer S.A. de C. V. (Best Beer) in May 2006 in order to distribute in Baja California.

The Company acquired the assets of Piancone Group International, Inc., which was merged into Nascent, and Palermo Italian Foods, LLC in the fourth quarter of 2006.

The Pro Forma Balance sheet and Statement of operations include the activities of Pasani S.A. De C.V. (Pasani) that was acquired by the Company in May, 2007.

PRINCIPLES OF CONSOLIDATION

The accompanying pro forma financial statements include the accounts of the Company and its wholly owned subsidiaries, Best Beer S.A. de C. V., International Foodservice Specialists, Inc., Palermo Italian Foods, LLC. and Pasani acquired in May, 2007.

The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

FOREIGN CURRENCY TRANSLATION

The Company translates the foreign currency financial statements of its foreign operations in accordance with Generally Accepted Accounting Principles by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Translation gains and losses are recorded in stockholders’ equity and realized gains and losses are reflected in operations.

BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The accompanying pro forma financial statements are prepared in accordance with U.S. generally accepted accounting standards (GAAP). The pro forma financial statements have been prepared assuming that the Company will continue as a going concern.

USE OF ESTIMATES

The preparation of pro forma financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets, and liabilities on the date of the pro forma financial statements and the reported amounts of revenues. and expenses during the period. Actual results could differ from those estimates.

INVENTORIES

Inventories are accounted for on the first-in, first-out basis. Any products reaching their expiration dates are written off.

REVENUE RECOGNITION

The Company reports revenue using the accrual method, in which revenues are recorded as services are rendered or as products are delivered and billings are generated.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Company has not had sufficient experience with bad debts to establish a policy. However, the Company has reviewed all accounts and determined that an allowance for uncollectible accounts required at March 31, 2007 is $125,000 including $75,000 of Pasani.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to ten years.

IMPAIRMENT OF LONG-LIVED ASSETES

The Company acquired long-lived assets during the last six month of the year ended December 31, 2006. The company will review the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable and\or annually. No impairment losses were recorded in 2007.

TAXES ON INCOME

The Company follows Statement of Financial Accounting Standard No. 109 “Accounting for Income Taxes” (SFAS No. 109) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the differences between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expense or benefit is based on the change in the asset or liability each period. If available evidence suggests that is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax asset to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

STOCK - BASED COMPENSATION

The Company accounts for stock-based compensation in accordance with Statement of Financial Accounting Standards No. 123r share based payment. The Company recognizes in the statement of operations the grant-date fair value of stock options and other equity based compensation issued to employees and non employees. The Company did not grant any new employee options and no options were cancelled or exercised during the three months ended March 31, 2007.

EARNINGS PER SHARE

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding during the period.

GOING CONCERN

The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.

The Company commenced operations distributing Miller beer and other products in Baja California, Mexico starting July 1, 2006.

NOTE B - NOTES PAYABLE

The Company has obtained Bridge loan financing. The balance at March 31, 2007 is $1,926,000 with interest payable at rate 8% annually. As additional consideration to obtain the loans due in one year, the Company issued warrants to the lenders to purchase 9,045,000 shares of common stock at a price per share of $0.25 to $0.84. The difference between the price to purchase shares and the closing price of the stock on the date of grant of the warrants $1,759,750 is being written off over the life of the loans (one year). The un-amortized interest, $701,927 has been deducted from total of the loans payable at March 31, 2007. Interest amortized during the period was $442,068.

NOTE C - STOCKHOLDERS’ EQUITY

The Company is authorized to issue 195,000,000 shares of common stock at $.001 par value, and 5,000,000 shares of preferred stock at $.001 par value.

On April 12, 2006, the Company did a 20 for 1 split. The balance of shares issued after the split was 86,568,800. On April 27, 2006, 69,068,800 shares were cancelled.

On April 27, 2006, the Company issued 17,500,000 shares of common stock to acquire the distribution rights for Miller beer in Baja California, Mexico at a per share value of $0.45 per share ($7,875,000) and paid off the debt of the previous license holder to Miller Beer ($800,000). The total cost of the license was $8,675,000. The Company is amortizing the acquisition over 10 year and will evaluate the value of the intangible asset on an annual basis.

During the three months ended March 31, 2007 the Company issued 10,000 shares of common stock for services rendered in the amount of $4,000 and 58,750 shares of common stock to redeem notes payable to shareholders in the amount of $23,500. The Company received subscriptions for an additional 2,781,250 shares of common stock in the amount of $1,112,500 less expenses of $184,682.

NOTE D- SEGMENT INFORMATION-PRO FORMA

The Company has adopted FAS Statement No. 131, “Disclosures about Segments of a Business Enterprise and Related Information”.

	United States	Mexico

Net gain (loss) for the three months ended March 31, 2007	$(1,124,162)	$103,268
Long lived assets (net) at March 31, 2007	$345,556	$491,259

NOTE E - RELATED PARTY TRANSACTIONS

The Company has unsecured loans form stockholders totaling $2,519,785 at March 31, 2007. The loans have various due dates and contain interest rates ranging from 0% to 18%.

The maturities of notes payable at March 31, 2007 are as follows:

For the twelve months ending March 31

2008	$2,397,785
2009	$122,000

On May 3, 2006, we acquired the exclusive rights from Piancone Group International, Inc. to market Miller Beer in Baja California, Mexico, in exchange for 17,500,000 shares of our common stock. At that time, neither Sandro Piancone nor Piancone Group was an affiliate. Concurrent with the acquisition of these rights, Sandro Piancone became our Chief Executive Officer and a director. In June 2006, we acquired substantially all of the assets of Piancone Group in exchange for the issuance of 15,000,000 shares of our common stock. Sandro Piancone, our Chief Executive Officer and a director, was the Chief Executive Officer, a director and the controlling stockholder of Piancone Group International, Inc. at the time its assets were acquired by us. We believe our purchase of Piancone Group’s assets was fair and reasonable.

NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\PASANI ACQUISITION

PRO FORMA BALANCE  SHEET

(UNAUDITED)

DECMBER 31, 2006

ASSETS
Current assets:
Cash	$494,299
Accounts receivable	2,189,412
Inventory	2,623,024
Prepaid and deposits	664,846
TOTAL CURRENT ASSETS	5,971,581
Property and equipment, net	725,524
Other assets:
Acquisition of distribution rights of Miller Beer (net)	8,110,000
Goodwill	11,936,217
TOTAL ASSETS	$26,743,322
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,366,271
Accrued expenses	871,734
Accrued interest	276,991
Credit cards	62,784
Bank loans	324,849
Loans payable, less un-amortized debt interest	932,005
Other loans payable	309,434
Shareholder loans	2,440,148
TOTAL CURRENT LIABILITIES	7,584,216
Long term debt	186,672
TOTAL LIABILITIES	7,770,888
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized no shares issued and outstanding	—
Common stock, $0.001 par value, 195,000,000 shares authorized 52,050,000 and 4,328,400 shares issued and outstanding as of December 31, 2006 and December 31, 2005, respectively	52,050
Additional paid-in capital	16,342,244
Subscribed stock less cost to sell	2,334,727
Accumulated other comprehensive loss	(9,073)
Deficit accumulated	252,486
TOTAL STOCKHOLDERS’ EQUITY	18,972,434
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$26,743,322

The accompanying notes are an integral part of these financial statements.

NASCENT WINE COMPANY, INC. AND SUBSIDIARIES\PASANI ACQUISITION

PRO FORMA STATEMENTS OF OPERATIONS

(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2006

REVENUES	$11,342,153
COST OF REVENUES	8,585,250
GROSS PROFIT	2,756,903
OPERATING EXPENSES
General and administrative expenses	3,551,690
TOTAL OPERATING EXPENSES	3,551,690
LOSS FROM OPERATIONS	(794,787)
OTHER INCOME AND (EXPENSE)
Interest income	7,003
Interest expense	(336,438)
Provision for income taxes	(182,529)
NET LOSS	$(1,306,751)

The accompanying notes are an integral part of these financial statements.

NASCENT WINE COMPANY/PASANI GROUP

PRO-FORMA NOTES TO FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

The accompanying pro-forma financial statements have been prepared assuming the transaction between Nascent Wine Company, Inc. and Pasani, S.A. De C.V. (Pasani) completed their transaction as of the most recent year end which would have been December 31, 2006. All inter-company transactions have been eliminated in consolidation. These financial statements are filed with the appropriate 8-K filing describing the transaction. Readers of this financial statement should review it in conjunction with the various unaudited 10-QSB filings as well as the appropriate 10-KSB audited financial statements of Nascent Wine Company. Separate financial statements on Pasani are also available on separate 8-K filings. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for 2006 have been omitted.

Nascent Wine Company (the Parent) is a publicly traded OTC.BB company specializing in importing and distribution of food and beverage products in Mexico and the United States. It trades under the symbol NCTW.

Pasani is incorporated in Mexico and is a distributor of food products throughout Mexico. In May of 2007 Pasani was acquired by Nascent.

2.  DESCRIPTION OF BUSINESS

The Company operates a food wholesaling business in Mexico through with warehouses in the Cancun, Culiacan, Ciudad Juarez, Guadalajara, Mexico City, and Monterrey.

Pasani is located in Mexico City and is a very specialized niche food service distributor offering 2,400 plus gourmet specialty food service items to the foodservice trade. Superior customer service, an excellent distribution network, and greater variety of top quality imported food products, supplies and equipment are featured.

The distribution centers offer super markets, restaurants, hotels, bakeries resorts, pizza shops, schools and other food service establishments the largest variety of products locally available. A customized order/shopping list for recurring customers makes it easier for orders to be taken by the experienced sales representatives.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated pro forma financial statements include the accounts of the parent and its wholly owned subsidiaries.

The financial statements have been consolidated with the parent company and all inter-company transactions and balances have been eliminated in consolidation.

REVENUE RECOGNITION

The Parent recognized revenue when the earnings process is complete. This generally occurs when the products are shipped to the customer in accordance with terms of the agreement, title and risk of loss have been transferred, collection is reasonable assured, and pricing is fixed or determinable.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

The Parent has not had sufficient experience with bad debts to establish a policy. However, the Company considers certain accounts to be in doubt and has provided an allowance of $50,000 at December 31, 2006

INVENTORY

Substantially all inventories consist of food products and related supply items for distribution to food service trade. Inventories are valued at cost, as determined by the first-in, first-out method; in the aggregate, such valuations are not in excess of market.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful life of the assets, which is three to seven years.

IMPAIRMENT OF LONG-LIVED ASSETS

The Parent reviews the carrying value of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.

USE OF ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

NET LOSS PER SHARE

In February 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 128 “Earnings Per Share” which requires the Company to present basic and diluted earnings per share, for all periods presented. The computation of loss per common share (basic and diluted) is based on the weighted average number of shares actually outstanding during the period. The Company has no common stock equivalents, which would dilute earnings per share.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial instruments consist principally of cash and payables. The estimated fair value of these instruments approximate their carrying value.

FOREIGN CURRENCY TRANSLATION

The Company translates the foreign currency financial statements of its foreign operations by translating balance sheet accounts at the appropriate historical or current exchange rate on the balance sheet date and the income statement accounts using the prevailing exchange rates at the transaction date. Translation gains and losses are recorded in stockholders’ equity and realized gains and losses are reflected in operations.

RECENT ACCOUNTING PRONOUNCEMENTS

The Company has reviewed recent accounting pronouncements that have been adopted and have concluded that they will not have any material impact on its financial statements.

4.  INVESTMENT

The Parent has recognized an investment on the purchase of its distribution rights for Miller Brewing Products in B.C. Mexico. The investment has been recorded at the market price of the stock or .45 cents per share of 17,500,000 shares.

5.  GOING CONCERN

The accompanying consolidated pro forma financial statements, which have been prepared in conformity with accounting principles generally accepted in the United States of America, contemplates the continuation of the parent as a going concern. However, the Parent and Subsidiaries have not attained profitability and their continuance is dependent on equity and debt contributions. No adjustments have been made to these financial statements to reflect the outcome of the above uncertainty.

6.  PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

Warehouse equipment	$374,498
Office furniture and equipment	99,654
Computers	40,917
Autos and trucks	102,051
Freezers	125,568
Leasehold improvements	38,502

Total	781,190
Accumulated depreciation	55,666
$725,524

7.  CAPITAL STOCK

COMMON STOCK

The Parent has adopted SFAS No. 123, Accounting For Stock-Based

Compensation, accounting using the fair value method.

8.  INCOME TAXES

The provision for income taxes on Pasani have been made to these pro forma financials. Deferred tax assets have not been accounted for as the parent can not at this time expect that benefit to be realized.

9.  OPERATING LEASES

OPERATING LEASES

The Company leases all of its facilities in Mexico, San Diego, California and Miami, Florida.

10.  RELATED PARTY TRANSACTIONS

The Company has unsecured loans form stockholders totaling $2,581,648 at December 31, 2006. The loans have various due dates and contain interest rates ranging from 0% to 18%.

The maturities of notes payable at December 31, 2006 are as follows:

For the year ended December 31,
2007	$2,440,148
2008	$141,500

                On May 3, 2006, we acquired the exclusive rights from Piancone Group International, Inc. to market Miller Beer in Baja California, Mexico, in exchange for 17,500,000 shares of our common stock.  At that time, neither Sandro Piancone nor Piancone Group was an affiliate.  Concurrent with the acquisition of these rights, Sandro Piancone became our Chief Executive Officer and a director.  In June 2006, we acquired substantially all of the assets of Piancone Group in exchange for the issuance of 15,000,000 shares of our common stock.  Sandro Piancone, our Chief Executive Officer and a director, was the Chief Executive Officer, a director and the controlling stockholder of Piancone Group International, Inc. at the time its assets were acquired by us.  We believe our purchase of Piancone Group’s assets was fair and reasonable.

11.  SEGMENT INFORMATION

The Company has adopted FAS Statement No. 131, “Disclosures about Segments of a Business Enterprise and Related Information”.

	United States	Mexico
Net loss for the year ended December 31, 2006	$1,753,930	$170,060
Long lived assets (net) at December 31, 2006	$261,283	$502,662